UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.)

Filed by the Registrant  ☐

Filed by a Party other than the Registrant   ☒

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

Dorman Products, Inc.
(Name of Registrant as Specified In Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box)

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

DORMAN PRODUCTS, INC.
3400 EAST WALNUT STREET
COLMAR, PENNSYLVANIA 18915

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Richard N. Berman and Steven L. Berman, or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes either of them to represent and to vote, as designated below, all the shares of common stock of Dorman Products, Inc. (“our” or the “Company”) held of record on March 27, 2009 by the undersigned, at the Annual Meeting of Shareholders to be held on May 20, 2009 or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder.  If no direction is made, this proxy will be voted  (i) “FOR” the election of our six nominees for directors listed in our proxy materials; (ii) “FOR” the ratification of KPMG LLP as the Company’s independent registered public accounting firm for the 2009 fiscal year; and (iii) “FOR” the approval of the 2008 Stock Option and Stock Incentive Plan.  Discretionary authority is conferred by this proxy as to certain matters as described in our Proxy Statement.  At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.

1.  Election of six directors, each to serve for a term of one year to expire at the next annual meeting of shareholders and until his successor has been selected and qualified.

 01 -Richard N. Berman    02 - Steven L. Berman     03- George L. Bernstein    04 - John F. Creamer, Jr.   05 - Paul R. Lederer   06 - Edgar W. Levin

☐	FOR ALL NOMINEES

☐	WITHHOLD FOR ALL NOMINEES

☐	FOR ALL NOMINEES EXCEPT – To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered boxes below

01	02	03	04	05	06
☐	☐	☐	☐	☐	☐

2.  Ratification of  KPMG LLP as the Company’s independent registered public accounting firm for the 2009 fiscal year.

☐	FOR	☐	AGAINST	☐	ABSTAIN

3.  Approval of the 2008 Stock Option and Stock Incentive Plan.

☐	FOR	☐	AGAINST	☐	ABSTAIN

4.  Any other business as may properly come before the Annual Meeting.

Please indicate if you plan to attend this meeting ☐           YES           ☐           NO

The undersigned hereby acknowledges notice and/or receipt of our 2008 Annual Report to Shareholders, Notice of our Annual Meeting of Shareholders and the Proxy Statement relating thereto.

Date:  ____________________________, 2009

Signature

Signature if held jointly
This Proxy Must be Signed
Exactly as Name Appears Hereon

Executors, administrators, trustees, etc., should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.  If shares are registered in more than one name, all owners should sign.
IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY.

YOUR VOTE IS IMPORTANT
VOTE TODAY IN ONE OF THREE WAYS

1.	VOTE BY INTERNET:
Log-on to www.votestock.com
Enter your control number printed below
Voter your proxy by checking the appropriate boxes
Click on “Accept Vote”

OR

2.
VOTE BY TELEPHONE:  After you call the phone number below, you will be asked to enter the control number at the bottom of the page.  You will need to respond to only a few simple prompts.  Your vote will be confirmed and cast as directed.

Call toll-free in the U.S. or Canada at
1-866-578-5350 on a touch-tone telephone.

OR

3.	VOTE BY MAIL: If you do not wish to Vote over the Internet or by telephone, please complete, sign, date and return the accompanying proxy card.

YOUR CONTROL NUMBER IS:

_______________________________________

You may vote by Internet or telephone 24 hours a day, 7 days a week.  Internet and telephone voting is available through
11:59 p.m., prevailing time, on May 19, 2009.
Your Internet or telephone vote authorizes the named proxies to vote in the same manner as if you marked, signed and returned your proxy card.